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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 13, 2006
Date of report (Date of earliest event reported)

SL Green Realty Corp.
(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-13199 (Commission File Number)	13-3956775 (IRS Employer Identification No.)
420 Lexington Avenue New York, New York (Address of Principal Executive Offices)		10170 (Zip Code)

(212) 594-2700
(Registrant's telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

        On October 13, 2006, SL Green Realty Corp. (the "Company"), New Venture MRE LLC (the "Asset Purchasing Venture"), Scott H. Rechler, Michael Maturo, Jason M. Barnett and RA Core Plus LLC entered into a letter agreement (the "Letter Agreement"), which amended and restated the letter agreement, dated September 15, 2006, entered into, to make certain clarifying changes. Simultaneously with the entering into of the Letter Agreement, the Company entered into four asset purchase agreements with the Asset Purchasing Venture and one asset purchase agreement with RA Core Plus LLC (the "Asset Purchase Agreements" and together with the Letter Agreement, the "Sale Agreement") pursuant to which the Company has agreed to direct Reckson Associates Realty Corp. ("Reckson") or a subsidiary thereof to sell to the Asset Purchasing Venture or RA Core Plus LLC or their respective designees, and one or more affiliates of the Asset Purchasing Venture or RA Core Plus LLC have agreed to purchase each of the following assets: (1) certain real property assets and/or entities owning such real property assets, in either case, of Reckson and 100% of certain loans secured by real property, all of which are located in Long Island, New York, for a purchase price of approximately $923,486,625, subject to adjustment; (2) certain real property assets and/or entities owning such real property assets, in either case, of Reckson located in White Plains and Harrison, New York; for a purchase price of $283,000,000, subject to adjustment, (3) all of the real property assets and/or entities owning 100% of the interests in such real property assets, in either case, of Reckson located in New Jersey, for a purchase price of approximately $661,300,000, subject to adjustment; (4) the entity owning a 25% interest in Reckson Australia Operating Company LLC, Reckson's Australian management company (including its Australian licensed responsible entity), and other related entities, and Reckson's and Reckson's subsidiaries' rights to and interests in, all related contracts and assets, including, without limitation, property management and leasing, construction services and asset management contracts and services contracts, for a purchase price of $163,000,000, subject to adjustment; (5) the direct or indirect interest of Reckson in Reckson Asset Partners, LLC, an affiliate of Reckson Strategic Venture Partners, LLC, or RSVP, and all of Reckson's rights in and to certain loans made by Reckson to Frontline Capital Group, the bankrupt parent of RSVP, and other related entities, which will be purchased by a 50/50 joint venture with an affiliate of the Company for a purchase price to such joint venture of $65,000,000; (6) a 50% participation interest in certain loans made by a subsidiary of Reckson that are secured by four real property assets located in Long Island, New York for a purchase price of approximately $7,094,051.50; and (7) 100% of certain loans secured by real property located in White Plains and New Rochelle, New York, for a purchase price of approximately $30 million, subject to adjustment. The aggregate purchase price (including the Company's portion of the RSVP purchase price) for the above assets is approximately $2.1 billion, subject to adjustment. In addition to the purchase price, the Asset Purchasing Venture or RA Core Plus LLC, as applicable, is responsible for the related real estate transfer taxes and debt assumption costs for the assets being purchased. The Company has received from the Asset Purchasing Venture a deposit in the amount of $84,000,000. The Company will be entitled to retain all or a portion of such deposit as liquidated damages in the event of certain defaults under the agreements.

        In the event the Agreement and Plan of Merger, dated August 3, 2006 (the "Merger Agreement"), by and among the Company, Wyoming Acquisition Corp., Wyoming Acquisition GP LLC, Wyoming Acquisition Partnership LP, Reckson and Reckson Operating Partnership, L.P., and the Sale Agreement are terminated and the Company receives from Reckson the break-up fee pursuant to the Merger Agreement, the Company has agreed to pay to the Asset Purchasing Venture an amount equal to its actual out-of-pocket expenses incurred in connection with the transactions contemplated by the Sale Agreement, but in no event more than the lesser of (i) $8,000,000 and (ii) 7.2% of the actual break-up fee received by the Company under the Merger Agreement. In the event the Merger Agreement and the Sale Agreement are terminated and the Company receives certain break-up expenses pursuant to the Merger Agreement, the Company has agreed to pay to the Asset Purchasing Venture an amount equal to its actual out-of-pocket expenses incurred in connection with the transactions contemplated by

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the Sale Agreement, but in no event more than $1,000,000; provided, that if the Company receives break-up expenses from Reckson in an amount less than $13,000,000, the maximum amount payable to Asset Purchasing Venture will be reduced in proportion to the amount by which the actual amount received by the Company is less than $13,000,000. Any direct or indirect payment of any portion of the break-up fee to any members of Reckson management is subject to the approval of the Affiliate Transaction Committee of Reckson's board of directors.

Forward-Looking Statements

        This filing may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933. All statements other than statements of historical facts included in this filing are forward-looking statements. All forward-looking statements speak only as of the date of this filing. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of the Company and its affiliates or industry results or the benefits of the transactions described herein to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward looking statements. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Item 9.01. Financial Statements and Exhibits.

  (d)
  Exhibits

Exhibit Number	Description of Exhibit
2.1	Letter Agreement, dated October 13, 2006, by and between SL Green Realty Corp., New Venture MRE LLC, Scott Rechler, Jason Barnett, Michael Maturo and RA Core Plus LLC
2.2	Asset Purchase Agreement, dated as of October 13, 2006, by and between SL Green Realty Corp. and RA Core Plus LLC (relating to Australian LPT)
2.3	Asset Purchase Agreement, dated as of October 13, 2006, by and between SL Green Realty Corp. and New Venture MRE LLC (relating to the Long Island Portfolio)
2.4	Asset Purchase Agreement, dated as of October 13, 2006, by and between SL Green Realty Corp. and New Venture MRE LLC (relating to Eastridge)
2.5	Asset Purchase Agreement, dated as of October 13, 2006, by and between SL Green Realty Corp. and New Venture MRE LLC (relating to RSVP)
2.6	Asset Purchase Agreement, dated as of October 13, 2006, by and between SL Green Realty Corp. and New Venture MRE LLC (relating to the New Jersey Portfolio)

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SL GREEN REALTY CORP.
By:	/s/ GREGORY F. HUGHES
	Name:	Gregory F. Hughes
	Title:	Chief Financial Officer

Date: October 19, 2006

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SIGNATURES